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Exhibit 10.2
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                             AMENDMENT NO. TWO TO

                         BAY VIEW CAPITAL CORPORATION

           Amended and Restated 1995 Stock Option and Incentive Plan


     Effective October 14, 1999, Section 5 of the Bay View Capital Corporation Amended and Restated 1995 Stock Option and Incentive Plan is amended by revising the first sentence thereof to read in its entirety as follows:

          "Subject to adjustment by the operation of Section 12 hereof, the maximum number of shares with respect to which Awards may be made under the Plan is 2,500,000 shares."